SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant   [X]
Filed by a Party other than the Registrant   [  ]

Check the appropriate box:
[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

------------------------------------------------------------------------------------------------------------------------
  Eaton Vance Insured Municipal Bond Fund                         Eaton Vance Insured Michigan Municipal Bond Fund
  Eaton Vance Insured Municipal Bond Fund II                      Eaton Vance Insured New Jersey Municipal Bond Fund
  Eaton Vance Insured California Municipal Bond Fund              Eaton Vance Insured New York Municipal Bond Fund
  Eaton Vance Insured California Municipal Bond Fund II           Eaton Vance Insured New York Municipal Bond Fund II
  Eaton Vance Insured Florida Municipal Bond Fund                 Eaton Vance Insured Ohio Municipal Bond Fund
  Eaton Vance Insured Massachusetts Municipal Bond Fund           Eaton Vance Insured Pennsylvania Municipal Bond Fund

                                           (Name of Registrant as Specified in Its Charter)

------------------------------------------------------------------------------------------------------------------------
                                (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2)  Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

(5) Total fee paid:
--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

[ ] Check box if any part of the  fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:
--------------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement no.:
--------------------------------------------------------------------------------

(3) Filing Party:
--------------------------------------------------------------------------------

(4) Date Filed:
--------------------------------------------------------------------------------

                     EATON VANCE INSURED MUNICIPAL BOND FUND
                   EATON VANCE INSURED MUNICIPAL BOND FUND II
               EATON VANCE INSURED CALIFORNIA MUNICIPAL BOND FUND
              EATON VANCE INSURED CALIFORNIA MUNICIPAL BOND FUND II
                 EATON VANCE INSURED FLORIDA MUNICIPAL BOND FUND
              EATON VANCE INSURED MASSACHUSETTS MUNICIPAL BOND FUND
                EATON VANCE INSURED MICHIGAN MUNICIPAL BOND FUND
               EATON VANCE INSURED NEW JERSEY MUNICIPAL BOND FUND
                EATON VANCE INSURED NEW YORK MUNICIPAL BOND FUND
               EATON VANCE INSURED NEW YORK MUNICIPAL BOND FUND II
                  EATON VANCE INSURED OHIO MUNICIPAL BOND FUND
              EATON VANCE INSURED PENNSYLVANIA MUNICIPAL BOND FUND

                            The Eaton Vance Building
                                255 State Street
                           Boston, Massachusetts 02109


                                                                    May 30, 2003


Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of your Fund, which will be held at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 25, 2003 at 1:30 P.M. (Boston time).

     At this meeting you will be asked to consider the election of Trustees. The enclosed proxy statement contains additional information.

     We hope that you will be able to attend the meeting. Whether or not you plan to attend and regardless of the number of shares you own, it is important that your shares be represented. I urge you to complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid envelope as soon as possible to assure that your shares are represented at the meeting.

                                        Sincerely,

                                        /s/ Thomas J. Fetter
                                        --------------------------
                                        Thomas J. Fetter
                                        President


        YOUR VOTE IS IMPORTANT - PLEASE RETURN YOUR PROXY CARD PROMPTLY.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND IN PERSON, YOU ARE REQUESTED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE. YOU MAY WITHDRAW YOUR PROXY IF YOU ATTEND THE ANNUAL MEETING AND DESIRE TO VOTE IN PERSON.

                     EATON VANCE INSURED MUNICIPAL BOND FUND
                   EATON VANCE INSURED MUNICIPAL BOND FUND II
               EATON VANCE INSURED CALIFORNIA MUNICIPAL BOND FUND
              EATON VANCE INSURED CALIFORNIA MUNICIPAL BOND FUND II
                 EATON VANCE INSURED FLORIDA MUNICIPAL BOND FUND
              EATON VANCE INSURED MASSACHUSETTS MUNICIPAL BOND FUND
                EATON VANCE INSURED MICHIGAN MUNICIPAL BOND FUND
               EATON VANCE INSURED NEW JERSEY MUNICIPAL BOND FUND
                EATON VANCE INSURED NEW YORK MUNICIPAL BOND FUND
               EATON VANCE INSURED NEW YORK MUNICIPAL BOND FUND II
                  EATON VANCE INSURED OHIO MUNICIPAL BOND FUND
              EATON VANCE INSURED PENNSYLVANIA MUNICIPAL BOND FUND


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        To Be Held Friday, July 25, 2003

     The Annual Meeting of Shareholders of each of the above registered investment companies, each a Massachusetts business trust (collectively the "Funds"), will be held at the principal office of each Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 25, 2003 at 1:30 P.M. (Boston time), for the following purposes:

     1.   To elect two Class I Trustees of each Fund.

     2. To consider and act upon any other matters which may properly come before the meeting and any adjourned session thereof.

     Each Fund will hold a separate meeting. Shareholders of each Fund will vote separately.

     The Board of Trustees of each Fund has fixed the close of business on May 16, 2003 as the record date for the determination of the shareholders of the Fund entitled to notice of and to vote at the meeting and any adjournments thereof.


                                           By Order of each Board of Trustees

                                           /s/ Alan R. Dynner
                                           -----------------------
                                           Alan R. Dynner
                                           Secretary

May 30, 2003
Boston, Massachusetts


IMPORTANT - SHAREHOLDERS CAN HELP THE BOARD OF TRUSTEES OF THEIR FUND AVOID THE NECESSITY AND ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATIONS TO OBTAIN A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES AND IS INTENDED FOR YOUR CONVENIENCE.

                     EATON VANCE INSURED MUNICIPAL BOND FUND
                   EATON VANCE INSURED MUNICIPAL BOND FUND II
               EATON VANCE INSURED CALIFORNIA MUNICIPAL BOND FUND
              EATON VANCE INSURED CALIFORNIA MUNICIPAL BOND FUND II
                 EATON VANCE INSURED FLORIDA MUNICIPAL BOND FUND
              EATON VANCE INSURED MASSACHUSETTS MUNICIPAL BOND FUND
                EATON VANCE INSURED MICHIGAN MUNICIPAL BOND FUND
               EATON VANCE INSURED NEW JERSEY MUNICIPAL BOND FUND
                EATON VANCE INSURED NEW YORK MUNICIPAL BOND FUND
               EATON VANCE INSURED NEW YORK MUNICIPAL BOND FUND II
                  EATON VANCE INSURED OHIO MUNICIPAL BOND FUND
              EATON VANCE INSURED PENNSYLVANIA MUNICIPAL BOND FUND

                            The Eaton Vance Building
                                255 State Street
                           Boston, Massachusetts 02109


                                 PROXY STATEMENT

     A proxy is enclosed with the foregoing Notice of the Annual Meetings of Shareholders of Eaton Vance Insured Municipal Bond Fund (the "Municipal Fund"), Eaton Vance Insured Municipal Bond Fund II (the "Municipal II Fund"), Eaton Vance Insured California Municipal Bond Fund (the "California Fund"), Eaton
Vance Insured California Municipal Bond Fund II (the "California II Fund"), Eaton Vance Insured Florida Municipal Bond Fund (the "Florida Fund"), Eaton
Vance Insured Massachusetts Municipal Bond Fund (the "Massachusetts Fund"), Eaton Vance Insured Michigan Municipal Bond Fund (the "Michigan Fund"), Eaton
Vance Insured New Jersey Municipal Bond Fund (the "New Jersey Fund"), Eaton Vance Insured New York Municipal Bond Fund (the "New York Fund"), Eaton Vance Insured New York Municipal Bond Fund II (the "New York II Fund"), Eaton Vance Insured Ohio Municipal Bond Fund (the "Ohio Fund") and Eaton Vance Insured Pennsylvania Bond Fund (the "Pennsylvania Fund") (collectively the "Funds"), to be held July 25, 2003 for the benefit of shareholders who do not expect to be present at the meeting. This proxy is solicited on behalf of the Board of Trustees of each Fund, and is revocable by the person giving it prior to exercise by a signed writing filed with the Funds' Secretary, or by executing and delivering a later dated proxy, or by attending the meeting and voting the shares in person. Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named as attorneys, or any of them, to vote in favor of the election of each Trustee. This proxy material is being mailed to shareholders on or about May 30, 2003.

     The Board of Trustees of each Fund has fixed the close of business May 16, 2003, as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournments thereof. Shareholders at the close of business on the record date will be entitled to one vote for each share held. The number of Common Shares, $.01 par value per share ("Common Shares") and the number of Auction Preferred Shares, $.01 par value per share, liquidation preference $25,000 per share ("APS"), of each Fund outstanding on May 16, 2003 was as follows:

                              No. of Common                No. of APS
                            Shares Outstanding             Outstanding
Fund                         on May 16, 2003             on May 16, 2003
----                         ---------------             ---------------
Municipal Fund                  64,606,667                    23,700
Municipal II Fund                9,906,382                     3,500
California Fund                 21,628,203                     7,800
California II Fund               3,851,257                     1,350
Florida Fund                     2,550,229                       900
Massachusetts Fund               1,743,638                       620
Michigan Fund                    1,507,585                       540
New Jersey Fund                  2,553,327                       900
New York Fund                   15,688,357                     5,700
New York II Fund                 2,553,335                       900
Ohio Fund                        2,503,473                       875
Pennsylvania Fund                2,937,282                     1,040

     Each Fund will vote separately on each item; votes of multiple Funds will not be aggregated.

     As of May 16, 2003, no shareholder beneficially owned more than 5% of the outstanding shares of a Fund. As of May 16, 2003, the Trustees and executive officers of each Fund, individually and as a group, owned beneficially less than 1% of the outstanding shares of each Fund.

     The Board of Trustees of the Funds know of no business other than that mentioned in Item 1 of the Notice of Meeting which will be presented for consideration. If any other matters are properly presented, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment on such matters.

                        PROPOSAL 1. ELECTION OF TRUSTEES

     Each Fund's Declaration of Trust provides that a majority of the Trustees shall fix the number of the entire Board and that such number shall be at least two and no greater than fifteen. Each Board has currently fixed the number of Trustees at six. Each Fund's Declaration of Trust further provides that the Board of Trustees shall be divided into three classes. The term of office of the Class I Trustees expires on the date of the 2003 Annual Meeting, of shareholders and the term of office of the Class II and Class III Trustees will expire one and two years thereafter, respectively. Accordingly, only nominees for Class I Trustee are currently proposed for election. Trustees chosen to succeed the Trustees whose terms are expiring will be elected for a three-year term. An effect of staggered terms is to limit the ability of entities or persons to acquire control of a Fund.

     Proxies will be voted for the election of the following Class I Trustee nominees: Jessica M. Bibliowicz and William H. Park. Ms. Bibliowicz is presently serving as a Class I Trustee. Mr. Park is a nominee for Class I Trustee, but is not currently serving as a Trustee. Both Ms. Bibliowicz and Mr. Park have consented to serve as Class I Trustees if elected. In the event that a nominee is unable to serve for any reason (which is not now expected) when the election occurs, the accompanying Proxy will be voted for such other person or persons as the Board of Trustees may recommend. If elected, Mr. Park will replace Mr. Donald R. Dwight, a current Class I Trustee, who is retiring pursuant to each Fund's retirement policy and has declined to stand for re-election.

     The Class II Trustees serving until the 2004 Annual Meeting of Shareholders are James B. Hawkes and Samuel L. Hayes, III. The Class III Trustees serving until the 2005 Annual Meeting of Shareholders are Norton H. Reamer and Lynn A. Stout.

     The nominees for Class I Trustee and each Fund's current Class II and Class III Trustees and their principal occupations for at least the last five years are described below.

                                                                                                 Number of
                                                                                                Portfolios
                                                                                                 in Fund
                                                                                                 Complex
                                         Term of                                                Overseen by
                         Position(s)    Office and                                              Trustee or
 Name, Address            Held with      Length of     Principal Occupations During Past Five   Nominee for    Other Directorships
 and Date of Birth(1)        Fund       Time Served                   Years                      Trustee(2)      Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------

                                    CLASS I TRUSTEES NOMINATED FOR ELECTION IN 2003
Jessica M. Bibliowicz*      Class I     Until 2006.    President and Chief Executive Officer        186               None
DOB:  11/28/59              Trustee     3 years.       of National Financial Partners (a
                                        Trustee        financial services company) (since
                                        since 2002.    April 1999).  President and Chief
                                                       Operating Officer of John A. Levin &
                                                       Co. (registered investment advisor)
                                                       (July 1997 to April 1999) and a
                                                       Director of Baker, Fentress & Company
                                                       which owns John A. Levin & Co. (July
                                                       1997 to April 1999).

William H. Park             Current     Until 2006.    President and Chief Executive Officer,       191               None
DOB: 9/19/47                Nominee                    Prizm Capital Management, LLC
                            for Class                  (investment management firm) (since
                            I Trustee                  2002).  Executive Vice President and
                                                       Chief Financial Officer, United Asset
                                                       Management Corporation (a holding
                                                       company owning institutional
                                                       investment management firms)
                                                       (1982-2001).


                                                CLASS II and CLASS III TRUSTEES

James B. Hawkes*            Vice        Until 2004.    Chairman, President and Chief                191          Director of EVC
DOB:  11/9/41               President   3 years.       Executive Officer of EVM, and its
                            and Class   Trustee        corporate parent and trustee (EVC and
                            II Trustee  since 2002.    EV); Vice President and Director of
                                                       Eaton Vance Distributors, Inc.;
                                                       Director of EV.

Samuel L. Hayes, III (A)    Class II    Until 2004.    Jacob H. Schiff Professor of                 191          Director of Tiffany
DOB:  2/23/35               Trustee     3 years.       Investment Banking Emeritus, Harvard                      & Co. (specialty
                                        Trustee        University Graduate School of                             retailer) and
                                        since 2002.    Business Administration.                                  Telect, Inc.
                                                                                                                 (telecommunication
                                                                                                                 services company)

                                       3

                                                                                                 Number of
                                                                                                Portfolios
                                                                                                 in Fund
                                                                                                 Complex
                                         Term of                                                Overseen by
                         Position(s)    Office and                                              Trustee or
 Name, Address            Held with      Length of     Principal Occupations During Past Five   Nominee for    Other Directorships
 and Date of Birth(1)        Fund       Time Served                   Years                      Trustee(2)      Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------

                                              CLASS II and CLASS III TRUSTEES cont.
Norton H. Reamer (A)        Class III
DOB:  9/21/35               Trustee     Until 2005.    President, Unicorn Corporation (an           191               None
                                        3 years.       investment and financial advisory
                                        Trustee        services company) (since September
                                        since 2002.    2000).  Chairman, Hellman, Jordan
                                                       Management Co., Inc. (an investment
                                                       management company) (since November
                                                       2000).  Advisory Director of
                                                       Berkshire Capital Corporation
                                                       (investment banking firm) (since June
                                                       2002).  Formerly Chairman of the
                                                       Board, United Asset Management
                                                       Corporation (a holding company owning
                                                       institutional investment management
                                                       firms) and Chairman, President and
                                                       Director, UAM Funds (mutual funds).

Lynn A. Stout               Class III   Until 2005.    Professor of Law, University of              186               None
DOB:  9/14/57               Trustee     3 years.       California at Los Angeles, School of
                                        Trustee        Law (since July 2001).  Formerly,
                                                       since 2002. Professor of Law, Georgetown
                                                       University Law Center.

(1) The business address of each Trustee is The Eaton Vance Building, 255 State Street, Boston, MA 02109.
(2)  Includes both master and feeder funds in master-feeder structure.
(*)  Interested Trustee.
(A)  APS Trustee.

INTERESTED TRUSTEES

     James B. Hawkes is an "interested person" (as defined in the Investment Company Act of 1940 (the "1940 Act")) by reason of his affiliations with Eaton Vance Management ("EVM" or "Eaton Vance"), each Fund's investment adviser, and Eaton Vance Corp. ("EVC"), a publicly traded holding company which indirectly owns all the outstanding stock of EVM; and of EVM's trustee, Eaton Vance, Inc. ("EV"), which is a wholly-owned subsidiary of EVC. (EVM, EVC, and their affiliates are sometimes referred to collectively as the "EVC Organization".)

     Jessica M. Bibliowicz is an "interested person" because of her affiliation with a brokerage firm that is and has been a dealer in shares of Funds for which EVM acts as investment adviser.

ELECTION OF TRUSTEES BY APS AND COMMON SHARES

     Under the terms of each Fund's By-Laws, as amended (the "By-Laws"), the holders of the APS are entitled as a class, to the exclusion of the holders of the Common Shares, to elect two Trustees of each Fund. No APS Trustees are to be elected at this meeting. The By-Laws further provide for the election of the nominees named below by the holders of the Common Shares and the APS, voting as a single class. Election of Trustees is non-cumulative. The Trustees of a Fund shall be elected by a plurality of the shares of the Fund entitled to vote.

     The following table shows the dollar range of shares beneficially owned by each Trustee and nominee for Trustee (except for Mr. Dwight who is retiring) in a Fund and in all Eaton Vance funds overseen by the Trustee:

                                                Aggregate Dollar Range of Equity
                                                       Securities in all
                            Dollar Range of            Eaton Vance Funds
Name of Trustee             Fund Shares Held          Overseen by Trustee
--------------------------------------------------------------------------------
 INTERESTED TRUSTEES
Jessica M. Bibliowicz             -0-                   $10,001 - $50,000
James B. Hawkes                   -0-                     Over $100,000
 NONINTERESTED TRUSTEES
Samuel L. Hayes, III              -0-                     Over $100,000*
William H. Park                   -0-                  $50,001 - $100,000
Norton H. Reamer          $50,0001 - $100,000**           Over $100,000
Lynn A. Stout                     -0-                  $50,001 - $100,000*

*    Includes shares held in Trustee Deferred Compensation Plan.
**   Shares held in the Municipal Fund

BOARD MEETINGS AND COMMITTEES

     None of the Funds have completed a full fiscal year. During the fiscal period August 30, 2002 (commencement of operations for the Municipal Fund, the California Fund and the New York Fund) through September 30, 2002, the Trustees of the Municipal Fund, the California Fund and the New York Fund met once. All of the Trustees of these Funds attended the meeting. The Funds' Governance, Special and Audit Committees did not meet during this period.

     The Governance, Special and Audit Committees of the Board of Trustees of each Fund are each comprised of Trustees who are not "interested persons" as that term is defined under the 1940 Act.

     Messrs. Hayes, Dwight and Reamer and Ms. Stout, currently serve on the Governance Committee. Ms. Stout currently serves as the Governance Committee's chair. The purpose of the Committee is to undertake a periodic review of, and make recommendations with respect to, the Boards' performance; Trustee compensation; appointment of new Trustees; identity, duties and composition of the various Board committees; development and maintenance of each Board's membership, structure and operations; policies and procedures adopted or approved by the Boards to comply with regulatory requirements that relate to fund governance; and any other matters related to fund governance. The Board will, when a vacancy exists or is anticipated, consider any nominee for Trustee recommended by a shareholder if such recommendation is submitted to the Board in writing and contains sufficient background information concerning the individual to enable a proper judgment to be made as to such individual's qualifications.

     Messrs. Hayes (Chairman), Dwight and Reamer and Ms. Stout currently serve on the Special Committee of the Board of Trustees of each Fund. The purpose of the Special Committee is to consider, evaluate and make recommendations to the full Board concerning (i) all contractual arrangements with service providers to a Fund, including investment advisory, administrative, transfer agency, custodial and fund accounting and distribution services (if any); and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with a Fund or its shareholders.

     Messrs. Dwight (Chairman), Hayes and Reamer currently serve on the Audit Committee of the Board of Trustees of each Fund. Each member is independent of the Fund, as defined by the American Stock Exchange Listing Standards. The Audit Committee's functions include making recommendations to the Board regarding the selection of the independent certified public accountants, and reviewing matters relative to trading and brokerage policies and practices, accounting and auditing practices and procedures, accounting records, internal accounting controls, and the functions performed by the custodian, transfer agent and dividend disbursing agent of each Fund. Each Fund's Board of Trustees has adopted a written charter for its Audit Committee. A copy of the Audit Committee's current charter is included as an appendix to the Funds' proxy statement. Set forth below under "Additional Information" is the Audit Committee's Report for the Municipal Fund, the California Fund and the New York Fund.

REMUNERATION OF TRUSTEES

     The fees and expenses of those Trustees of each Fund who are not members of the Eaton Vance Organization will be paid by the Funds. No fees were paid to Trustees by the Municipal Fund, the California Fund and the New York Fund for the fiscal period of August 30, 2002 through September 30, 2002. For the fiscal year ending September 30, 2003, the noninterested Trustees of the Funds will earn the following estimated compensation in their capacities as Trustees of the Funds. For the calendar year ended December 31, 2002, the noninterested Trustees earned the following compensation in their capacities as Trustees of the registered investment companies in the Eaton Vance fund complex(1):

                         Jessica M. Bibliowicz    Donald R. Dwight(2)    Samuel L. Hayes, III    Norton H. Reamer    Lynn A. Stout
                         ---------------------    -------------------    --------------------    ----------------    -------------
Municipal Fund                  $6,400                $6,750                    $7,250               $7,150             $6,400
Municipal II Fund                1,000                 1,175                     1,425                1,375              1,250
California Fund                  4,600                 4,950                     5,450                5,350              5,100
California II Fund                 700                   875                     1,125                1,075                950
Florida Fund                       250                   250                       250                  250                250
Massachusetts Fund                 250                   250                       250                  250                250
Michigan Fund                       25                    25                        25                   25                 25
New Jersey Fund                    250                   250                       250                  250                250
New York Fund                    3,400                 3,750                     4,250                4,150              3,900
New York II Fund                   250                   250                       250                  250                250
Ohio Fund                          250                   250                       250                  250                250
Pennsylvania Fund                  250                   250                       250                  250                250
Total Compensation from
 Fund Complex                 $160,000              $162,500(3)               $180,000             $160,000           $160,000(4)


(1) As of April 1, 2003, the Eaton Vance fund complex consisted of 192 registered investment companies or series thereof.
(2) Mr. Dwight, currently a Class I Trustee for all Funds, is retiring and consequently is not standing for re-election.
(3)  Includes $60,000 of deferred compensation.
(4)  Includes $16,000 of deferred compensation.

     Trustees of each Fund who are not affiliated with Eaton Vance may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (a "Trustees' Plan"). Under each Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by each Fund in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under each Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with each Trustees' Plan will have a negligible effect on the Fund's assets, liabilities, and net income per share, and will not obligate a Fund to retain the services of any Trustee or obligate a Fund to pay any particular level of compensation to the Trustee. No Fund has a Trustee retirement plan.

     THE BOARD OF TRUSTEES OF EACH FUND RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THEIR CLASS I TRUSTEE NOMINEES.

                       NOTICE TO BANKS AND BROKER/DEALERS

     Each Fund has previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements required to supply owners of shares. Should additional proxy material be required for beneficial owners, please forward such requests to PFPC Inc., Attention: Mr. Joseph P. Lundbohm, P.O. Box 43027, Providence, RI 02940-3027.

                             ADDITIONAL INFORMATION

     AUDIT COMMITTEE REPORT. The Municipal Fund's, the California Fund's and the New York Fund's Audit Committees reviewed and discussed the Fund's audited financial statements for the fiscal period ending September 30, 2002 with Fund management. Each Fund's Audit Committee also discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards). Each Audit Committee received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), and discussed with the independent accountants their independence.

     Based on the review and discussions referred to above, the Municipal Fund, the California Fund and the New York Fund's Audit Committees each recommended to the Board of Trustees that the audited financial statements be included in the Fund's annual report to shareholders for the fiscal period ended September 30, 2002 for filing with the Securities and Exchange Commission.


                                               Donald R. Dwight, Chairman
                                               Samuel L. Hayes, III
                                               Norton H. Reamer

AUDITORS, AUDIT FEES AND ALL OTHER FEES. Deloitte & Touche LLP ("Deloitte"), 200 Berkeley Street, Boston, Massachusetts 02116, serves as independent certified public accountants of each Fund. Deloitte is expected to be present at the Annual Meeting, but if not, a representative will be available by telephone should the need for consultation arise. Representatives of Deloitte will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. For the fiscal period of August 30, 2002 through September 30, 2002, the Municipal Fund, the California Fund and the New York Fund paid to their auditors, Deloitte, $41,000, $36,000 and $33,000, respectively, in audit fees. For the same period, each Fund paid to Deloitte $35,300 in other fees. For the fiscal year ending September 30, 2003, it is estimated that the Funds will pay an aggregate of $488,000 in professional fees to their auditors, Deloitte (ranging from $29,100 to $70,000 per Fund), of which $263,000 is estimated to be paid for audit services and $225,000 to be paid for other services. Deloitte also provides services to numerous other investment companies sponsored by Eaton Vance and serves as EVC's auditors. Total fees paid to Deloitte by Eaton Vance Corp. (and its affiliates) for the most recent fiscal year ended October 31, 2002 were $816,946. The Audit Committee and Board of Trustees of each Fund are aware that Deloitte provides services to the Eaton Vance Organization and considered whether the provision of such services is compatible with the maintenance of that firm's independence.

OFFICERS OF THE FUNDS. The officers of the Funds and their length of service are set forth below. Because of their positions with Eaton Vance and their ownership of Eaton Vance Corp. stock, the officers of the Funds will benefit from the advisory and administration fees paid by each Fund to Eaton Vance. As of the record date, the officers of the Municipal Fund owned 17,500 shares of that Fund.


                                       Term of Office
Name, Address and      Positions(s)     and Length of   Principal Occupations
Date of Birth(1)       Held with Fund   Time Served    During Past Five Years(2)
--------------------------------------------------------------------------------

Thomas J. Fetter      President         Since 2002     Vice President of Eaton
DOB:  8/20/43                                          Vance and BMR. Officer of
                                                       127 registered investment
                                                       companies managed by
                                                       Eaton Vance or BMR.

William H. Ahern, Jr. Vice President    Since 2002     Vice President of Eaton35
DOB:  7/28/59         of the                           Vance and BMR. Officer of
                      Michigan Fund                    35 registered investment
                                                       companies managed by
                                                       Eaton Vance or BMR.

Cynthia J. Clemson    Vice President    Since 2002     Vice President of Eaton
DOB:  3/2/63          of the                           Vance and BMR. Officer of
                      California,                      20 registered investment
                      California II,                   companies managed by
                      Florida and                      Eaton Vance or BMR.
                      Pennsylvania
                      Funds

                                       Term of Office
Name, Address and      Positions(s)     and Lenth of   Principal Occupations
Date of Birth(1)       Held with Fund   Time Served    During Past Five Years(2)
--------------------------------------------------------------------------------

Robert B. MacIntosh   Vice President    Since 2002     Vice President of Eaton
DOB:  1/22/57                                          Vance and BMR. Officer of
                                                       127 registered investment
                                                       companies managed by
                                                       Eaton Vance or BMR.

Alan R. Dynner        Secretary         Since 2002     Vice President, Secretary
DOB:  10/10/40                                         and Chief Legal Officer
                                                       of BMR, Eaton Vance, EVD,
                                                       and EVC. Officer of 191
                                                       registered investment
                                                       companies managed by
                                                       Eaton Vance or BMR.

James L. O'Connor     Treasurer         Since 2002     Vice President of BMR,
DOB:  4/1/45                                           Eaton Vance and EVD.
                                                       Officer of 113 registered
                                                       investment companies
                                                       managed by Eaton Vance or
                                                       BMR.

(1) The business address of each officer is The Eaton Vance Building, 255 State Street, Boston, MA 02109.
(2)  Includes both master and feeder funds in master-feeder structure.

INVESTMENT ADVISER AND ADMINISTRATOR. Eaton Vance Management with its principal office at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, serves as the investment adviser and administrator to each Fund.

PROXY SOLICITATION AND TABULATION. The expense of preparing, printing and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of the Board of Trustees of each Fund will be borne ratably by the Funds. Proxies will be solicited by mail and may be solicited in person or by telephone, telegraph or facsimile by officers of a Fund, by personnel of its administrator, Eaton Vance, by the transfer agent, PFPC Inc., or by broker-dealer firms. The expenses connected with the solicitation of these proxies and with any further proxies that may be solicited by a Fund's officers, by Eaton Vance personnel, by the transfer agent, PFPC Inc., or by broker-dealer firms, in person, or by telephone, by telegraph or by facsimile will be borne by that Fund. A written proxy may be delivered to a Fund or its transfer agent prior to the meeting by facsimile machine, graphic communication equipment or similar electronic transmission. A Fund will reimburse banks, broker-dealer firms, and other persons holding that Fund's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. Total estimated proxy related costs per Fund range between $4,540 and $61,500.

     All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card with respect to Proposal 1, it will be voted for the matters specified on the proxy card. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.) Accordingly, abstentions and broker non-votes will assist the Fund in obtaining a quorum, but will have no effect on the outcome of Proposal 1.

     In the event that sufficient votes by the shareholders of the Fund in favor of any Proposal set forth in the Notice of this meeting are not received by July 25, 2003, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the Proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of that Fund present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the relevant Fund.

     EACH FUND WILL  FURNISH  WITHOUT  CHARGE A COPY OF THE FUND'S  MOST  RECENT
ANNUAL OR SEMI-ANNUAL REPORT TO ANY SHAREHOLDER UPON REQUEST. SHAREHOLDERS DESIRING TO OBTAIN A COPY OF SUCH REPORT SHOULD WRITE TO THE FUND C/O PFPC INC.,
ATTN: MR. JOSEPH P. LUNDBOHM, P.O. BOX 43027, PROVIDENCE, RI 02940-3027, OR CALL 1-800-331-1710.

                              SHAREHOLDER PROPOSALS

     Any proposals of shareholders that are intended to be presented at a Fund's 2004 Annual Meeting of Shareholders must be received at the Fund's principal office no later than February 1, 2004 and must comply with all legal requirements in order to be included in the Fund's proxy statement and form of proxy for that meeting.



May 30, 2003

                                                                      Appendix A

                                EATON VANCE FUNDS

                             AUDIT COMMITTEE CHARTER


I. COMPOSITION OF THE AUDIT COMMITTEE. The Audit Committee of each registered investment company sponsored by Eaton Vance Management (each a "Fund") shall be comprised of at least three Trustees, each of whom shall have no relationship that, in the opinion of the Board of Trustees, would interfere with the exercise of his or her independent judgment (including not being an interested person of any investment adviser to a Fund) and shall otherwise satisfy the applicable membership requirements under the rules of the American and New York Stock Exchanges in effect from time to time. Effective June 14, 2001, such rules together require that all members of the Audit Committee of listed issuers (i)(a) shall be (or become within a reasonable time after appointment) financially literate (the ability to read and understand fundamental financial statements) and (b) shall have (or develop within a reasonable time after appointment) a working familiarity with basic finance and accounting practices, and (ii) at least one member of the Audit Committee shall have accounting or related financial management expertise (past employment experience in finance or accounting, requisite certification in accounting, or any other comparable experience or background which results in an individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities).

II. PURPOSES OF THE AUDIT COMMITTEE. The purposes of the Audit Committee are to assist the Board of Trustees:

     1. in its oversight of the Fund's accounting and financial reporting policies and practices, its internal audit controls and procedures, and, as appropriate, the internal controls of certain service providers;

     2. in its oversight of the quality and objectivity of the Fund's financial statements and the independent audit thereof;

     3. in selecting (or nominating the outside auditors to be proposed for shareholder approval in any proxy statement), evaluating and, where deemed appropriate, replacing the outside auditors; and

     4.   in evaluating the independence of the outside auditors.

     The function of the Audit Committee is oversight. The Treasurer of the Fund is responsible for oversight of the preparation, presentation and integrity of the Fund's financial statements by the Fund's accounting agent. The Treasurer is also responsible for selecting appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The outside auditors are responsible for planning and carrying out a proper audit and reviews. The outside auditor for the Fund is ultimately accountable to the Board of Trustees and Audit Committee of the Fund. The Board of Trustees and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside accountant (or to nominate the outside accountant to be proposed for shareholder approval in any proxy statement).

III. MEETINGS OF THE AUDIT COMMITTEE. The Audit Committee shall meet at least once annually, or more frequently if circumstances dictate. The Audit

     Committee shall set its agenda and the places and times of its meetings. The Audit Committee may meet alone and outside the presence of management personnel with any certified public accountant and auditor firm rendering reports to the Audit Committee or the Board of Trustees and with outside legal counsel.

IV. DUTIES AND POWERS OF THE AUDIT COMMITTEE. To carry out its purposes, the Audit Committee shall have the following duties and powers:

     1. The Audit Committee shall review and discuss the audited financial statements and other financial information with management and the independent auditors for the Fund.

     2. The Audit Committee shall review and discuss with the independent auditors:

          a.   the scope of audits and audit reports;

          b. the personnel, staffing, qualifications and experience of the auditor;

          c.   the compensation of the auditor; and

          d. the independence of the auditor, regarding which the Audit Committee shall secure from the auditor the information required by Independence Standards Board Standard No. 1. The Audit Committee shall actively engage in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor. The Audit Committee also shall be responsible for recommending that the Board of Trustees take appropriate action in response to the outside auditor's report to satisfy itself of the outside auditor's independence.

     3. The Audit Committee also shall review and discuss with the independent auditors the matters required to be discussed pursuant to SAS 61 in effect from time to time.

     4. The Audit Committee of an exchange listed investment company shall provide a recommendation to the Board of Trustees regarding whether the audited financial statements of the Fund should be included in the annual report to shareholders of the Fund.

     5. The Audit Committee shall provide any report, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission to be included in the Fund's annual proxy statement.

     6. The Audit Committee shall review and recommend policies and procedures for valuing portfolio securities of each investment company.

     7. The Audit Committee shall review and assess the performance of the independent public auditors and make recommendations to the Board of Trustees annually as to the appointment of the independent public auditors.

     8. The Audit Committee shall review and report to the full Board of Trustees with respect to any material accounting, tax, valuation, or recordkeeping issues which may affect a Fund, its respective financial statements or the amount of their dividend or distribution rates.

     9. The Audit Committee shall direct and supervise investigations into any matters within its scope including integrity of reported facts and figures, ethical conduct, and appropriate disclosure.

     10. The Audit Committee shall review trading and brokerage policies and practices.

     11. The Audit Committee shall review this charter at least annually and recommend any changes to the full Board of Trustees; and

     12. The Audit Committee shall report its activities to the full Board of Trustees on a regular basis and make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

V. Resources and Authority of the Audit Committee. The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage outside auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants at the expense of the Fund.


Dated:  June 14, 2000

                                      PROXY

                     EATON VANCE INSURED MUNICIPAL BOND FUND

                  Annual Meeting of Shareholders, July 25, 2003
               Proxy Solicited on Behalf of the Board of Trustees

                            HOLDERS OF COMMON SHARES


     The undersigned holder of Common Shares of Eaton Vance Insured Municipal Bond Fund, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 25, 2003 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


SEE REVERSE                                                          SEE REVERSE
   SIDE            CONTINUED AND TO BE SIGNED ON REVERSE SIDE           SIDE

      Please mark
[X]   votes as in
      this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.  To elect two Trustees of the Fund as follows:
    NOMINEES:  (01) Jessica M. Bibliowicz and
               (02) William H. Park


          FOR                  WITHHELD
          ALL      [ ]   [ ]   FROM ALL
        NOMINEES               NOMINEES

[ ]
   -------------------------------------
   (Instructions: To withhold authority to vote for any nominee, write those nominees' names above:)




                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [ ]

                              MARK HERE FOR COMMENT AND NOTE AT LEFT         [ ]


                    Please proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:               Date:           Signature:              Date:
          --------------      -------              -------------      -------

                                      PROXY

                   EATON VANCE INSURED MUNICIPAL BOND FUND II

                  Annual Meeting of Shareholders, July 25, 2003
               Proxy Solicited on Behalf of the Board of Trustees

                            HOLDERS OF COMMON SHARES

     The undersigned holder of Common Shares of Eaton Vance Insured Municipal Bond Fund II, a Massachusetts business trust (the "Fund"), hereby appoints JAMES
B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston,
Massachusetts 02109, on Friday, July 25, 2003 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.

SEE REVERSE                                                          SEE REVERSE
   SIDE            CONTINUED AND TO BE SIGNED ON REVERSE SIDE           SIDE

      Please mark
[X]   votes as in
      this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.  To elect two Trustees of the Fund as follows:
    NOMINEES:  (01) Jessica M. Bibliowicz and
               (02) William H. Park


          FOR                  WITHHELD
          ALL      [ ]   [ ]   FROM ALL
        NOMINEES               NOMINEES

[ ]
   -------------------------------------
   (Instructions: To withhold authority to vote for any nominee, write those nominees' names above:)




                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [ ]

                              MARK HERE FOR COMMENT AND NOTE AT LEFT         [ ]


                    Please proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:               Date:           Signature:              Date:
          --------------      -------              -------------      -------

                                      PROXY

               EATON VANCE INSURED CALIFORNIA MUNICIPAL BOND FUND

                  Annual Meeting of Shareholders, July 25, 2003
               Proxy Solicited on Behalf of the Board of Trustees

                            HOLDERS OF COMMON SHARES

     The undersigned holder of Common Shares of Eaton Vance Insured California Municipal Bond Fund, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 25, 2003 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


SEE REVERSE                                                          SEE REVERSE
   SIDE            CONTINUED AND TO BE SIGNED ON REVERSE SIDE           SIDE

      Please mark
[X]   votes as in
      this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.  To elect two Trustees of the Fund as follows:
    NOMINEES:  (01) Jessica M. Bibliowicz and
               (02) William H. Park


          FOR                  WITHHELD
          ALL      [ ]   [ ]   FROM ALL
        NOMINEES               NOMINEES

[ ]
   -------------------------------------
   (Instructions: To withhold authority to vote for any nominee, write those nominees' names above:)




                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [ ]

                              MARK HERE FOR COMMENT AND NOTE AT LEFT         [ ]


                    Please proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:               Date:           Signature:              Date:
          --------------      -------              -------------      -------

                                      PROXY

              EATON VANCE INSURED CALIFORNIA MUNICIPAL BOND FUND II

                  Annual Meeting of Shareholders, July 25, 2003
               Proxy Solicited on Behalf of the Board of Trustees

                            HOLDERS OF COMMON SHARES


     The undersigned holder of Common Shares of Eaton Vance Insured California Municipal Bond Fund II, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 25, 2003 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


SEE REVERSE                                                          SEE REVERSE
   SIDE            CONTINUED AND TO BE SIGNED ON REVERSE SIDE           SIDE

      Please mark
[X]   votes as in
      this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.  To elect two Trustees of the Fund as follows:
    NOMINEES:  (01) Jessica M. Bibliowicz and
               (02) William H. Park


          FOR                  WITHHELD
          ALL      [ ]   [ ]   FROM ALL
        NOMINEES               NOMINEES

[ ]
   -------------------------------------
   (Instructions: To withhold authority to vote for any nominee, write those nominees' names above:)




                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [ ]

                              MARK HERE FOR COMMENT AND NOTE AT LEFT         [ ]


                    Please proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:               Date:           Signature:              Date:
          --------------      -------              -------------      -------

                                      PROXY

                 EATON VANCE INSURED FLORIDA MUNICIPAL BOND FUND

                  Annual Meeting of Shareholders, July 25, 2003
               Proxy Solicited on Behalf of the Board of Trustees

                            HOLDERS OF COMMON SHARES


     The undersigned holder of Common Shares of Eaton Vance Insured Florida Municipal Bond Fund, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 25, 2003 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


SEE REVERSE                                                          SEE REVERSE
   SIDE            CONTINUED AND TO BE SIGNED ON REVERSE SIDE           SIDE

      Please mark
[X]   votes as in
      this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.  To elect two Trustees of the Fund as follows:
    NOMINEES:  (01) Jessica M. Bibliowicz and
               (02) William H. Park


          FOR                  WITHHELD
          ALL      [ ]   [ ]   FROM ALL
        NOMINEES               NOMINEES

[ ]
   -------------------------------------
   (Instructions: To withhold authority to vote for any nominee, write those nominees' names above:)




                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [ ]

                              MARK HERE FOR COMMENT AND NOTE AT LEFT         [ ]


                    Please proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:               Date:           Signature:              Date:
          --------------      -------              -------------      -------

                                      PROXY

              EATON VANCE INSURED MASSACHUSETTS MUNICIPAL BOND FUND

                  Annual Meeting of Shareholders, July 25, 2003
               Proxy Solicited on Behalf of the Board of Trustees

                            HOLDERS OF COMMON SHARES

     The undersigned holder of Common Shares of Eaton Vance Insured Massachusetts Municipal Bond Fund, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 25, 2003 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


SEE REVERSE                                                          SEE REVERSE
   SIDE            CONTINUED AND TO BE SIGNED ON REVERSE SIDE           SIDE

      Please mark
[X]   votes as in
      this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.  To elect two Trustees of the Fund as follows:
    NOMINEES:  (01) Jessica M. Bibliowicz and
               (02) William H. Park


          FOR                  WITHHELD
          ALL      [ ]   [ ]   FROM ALL
        NOMINEES               NOMINEES

[ ]
   -------------------------------------
   (Instructions: To withhold authority to vote for any nominee, write those nominees' names above:)




                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [ ]

                              MARK HERE FOR COMMENT AND NOTE AT LEFT         [ ]


                    Please proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:               Date:           Signature:              Date:
          --------------      -------              -------------      -------

                                      PROXY

                EATON VANCE INSURED MICHIGAN MUNICIPAL BOND FUND

                  Annual Meeting of Shareholders, July 25, 2003
               Proxy Solicited on Behalf of the Board of Trustees

                            HOLDERS OF COMMON SHARES

     The undersigned holder of Common Shares of Eaton Vance Insured Michigan Municipal Bond Fund, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 25, 2003 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


SEE REVERSE                                                          SEE REVERSE
   SIDE            CONTINUED AND TO BE SIGNED ON REVERSE SIDE           SIDE

      Please mark
[X]   votes as in
      this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.  To elect two Trustees of the Fund as follows:
    NOMINEES:  (01) Jessica M. Bibliowicz and
               (02) William H. Park


          FOR                  WITHHELD
          ALL      [ ]   [ ]   FROM ALL
        NOMINEES               NOMINEES

[ ]
   -------------------------------------
   (Instructions: To withhold authority to vote for any nominee, write those nominees' names above:)




                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [ ]

                              MARK HERE FOR COMMENT AND NOTE AT LEFT         [ ]


                    Please proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:               Date:           Signature:              Date:
          --------------      -------              -------------      -------

                                      PROXY

               EATON VANCE INSURED NEW JERSEY MUNICIPAL BOND FUND

                  Annual Meeting of Shareholders, July 25, 2003
               Proxy Solicited on Behalf of the Board of Trustees

                            HOLDERS OF COMMON SHARES

     The undersigned holder of Common Shares of Eaton Vance Insured New Jersey Municipal Bond Fund, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 25, 2003 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


SEE REVERSE                                                          SEE REVERSE
   SIDE            CONTINUED AND TO BE SIGNED ON REVERSE SIDE           SIDE

      Please mark
[X]   votes as in
      this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.  To elect two Trustees of the Fund as follows:
    NOMINEES:  (01) Jessica M. Bibliowicz and
               (02) William H. Park


          FOR                  WITHHELD
          ALL      [ ]   [ ]   FROM ALL
        NOMINEES               NOMINEES

[ ]
   -------------------------------------
   (Instructions: To withhold authority to vote for any nominee, write those nominees' names above:)




                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [ ]

                              MARK HERE FOR COMMENT AND NOTE AT LEFT         [ ]


                    Please proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:               Date:           Signature:              Date:
          --------------      -------              -------------      -------

                                      PROXY

                EATON VANCE INSURED NEW YORK MUNICIPAL BOND FUND

                  Annual Meeting of Shareholders, July 25, 2003
               Proxy Solicited on Behalf of the Board of Trustees

                            HOLDERS OF COMMON SHARES

     The undersigned holder of Common Shares of Eaton Vance Insured New York Municipal Bond Fund, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 25, 2003 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


SEE REVERSE                                                          SEE REVERSE
   SIDE            CONTINUED AND TO BE SIGNED ON REVERSE SIDE           SIDE

      Please mark
[X]   votes as in
      this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.  To elect two Trustees of the Fund as follows:
    NOMINEES:  (01) Jessica M. Bibliowicz and
               (02) William H. Park


          FOR                  WITHHELD
          ALL      [ ]   [ ]   FROM ALL
        NOMINEES               NOMINEES

[ ]
   -------------------------------------
   (Instructions: To withhold authority to vote for any nominee, write those nominees' names above:)




                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [ ]

                              MARK HERE FOR COMMENT AND NOTE AT LEFT         [ ]


                    Please proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:               Date:           Signature:              Date:
          --------------      -------              -------------      -------

                                      PROXY

               EATON VANCE INSURED NEW YORK MUNICIPAL BOND FUND II

                  Annual Meeting of Shareholders, July 25, 2003
               Proxy Solicited on Behalf of the Board of Trustees

                            HOLDERS OF COMMON SHARES

     The undersigned holder of Common Shares of Eaton Vance Insured New York Municipal Bond Fund II, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 25, 2003 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


SEE REVERSE                                                          SEE REVERSE
   SIDE            CONTINUED AND TO BE SIGNED ON REVERSE SIDE           SIDE

      Please mark
[X]   votes as in
      this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.  To elect two Trustees of the Fund as follows:
    NOMINEES:  (01) Jessica M. Bibliowicz and
               (02) William H. Park


          FOR                  WITHHELD
          ALL      [ ]   [ ]   FROM ALL
        NOMINEES               NOMINEES

[ ]
   -------------------------------------
   (Instructions: To withhold authority to vote for any nominee, write those nominees' names above:)




                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [ ]

                              MARK HERE FOR COMMENT AND NOTE AT LEFT         [ ]


                    Please proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:               Date:           Signature:              Date:
          --------------      -------              -------------      -------

                                      PROXY

                  EATON VANCE INSURED OHIO MUNICIPAL BOND FUND

                  Annual Meeting of Shareholders, July 25, 2003
               Proxy Solicited on Behalf of the Board of Trustees

                            HOLDERS OF COMMON SHARES

     The undersigned holder of Common Shares of Eaton Vance Insured Ohio Municipal Bond Fund, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 25, 2003 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


SEE REVERSE                                                          SEE REVERSE
   SIDE            CONTINUED AND TO BE SIGNED ON REVERSE SIDE           SIDE

      Please mark
[X]   votes as in
      this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.  To elect two Trustees of the Fund as follows:
    NOMINEES:  (01) Jessica M. Bibliowicz and
               (02) William H. Park


          FOR                  WITHHELD
          ALL      [ ]   [ ]   FROM ALL
        NOMINEES               NOMINEES

[ ]
   -------------------------------------
   (Instructions: To withhold authority to vote for any nominee, write those nominees' names above:)




                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [ ]

                              MARK HERE FOR COMMENT AND NOTE AT LEFT         [ ]


                    Please proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:               Date:           Signature:              Date:
          --------------      -------              -------------      -------

                                      PROXY

              EATON VANCE INSURED PENNSYLVANIA MUNICIPAL BOND FUND

                  Annual Meeting of Shareholders, July 25, 2003
               Proxy Solicited on Behalf of the Board of Trustees

                            HOLDERS OF COMMON SHARES

     The undersigned holder of Common Shares of Eaton Vance Insured Pennsylvania Municipal Bond Fund, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 25, 2003 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


SEE REVERSE                                                          SEE REVERSE
   SIDE            CONTINUED AND TO BE SIGNED ON REVERSE SIDE           SIDE

      Please mark
[X]   votes as in
      this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.  To elect two Trustees of the Fund as follows:
    NOMINEES:  (01) Jessica M. Bibliowicz and
               (02) William H. Park


          FOR                  WITHHELD
          ALL      [ ]   [ ]   FROM ALL
        NOMINEES               NOMINEES

[ ]
   -------------------------------------
   (Instructions: To withhold authority to vote for any nominee, write those nominees' names above:)




                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [ ]

                              MARK HERE FOR COMMENT AND NOTE AT LEFT         [ ]


                    Please proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:               Date:           Signature:              Date:
          --------------      -------              -------------      -------

                                      PROXY

                     EATON VANCE INSURED MUNICIPAL BOND FUND

                  Annual Meeting of Shareholders, July 25, 2003
               Proxy Solicited on Behalf of the Board of Trustees

                       HOLDERS OF AUCTION PREFERRED SHARES


     The undersigned holder of Auction Preferred Shares of Eaton Vance Insured Municipal Bond Fund, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 25, 2003 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


SEE REVERSE                                                          SEE REVERSE
   SIDE            CONTINUED AND TO BE SIGNED ON REVERSE SIDE           SIDE

      Please mark
[X]   votes as in
      this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.  To elect two Trustees of the Fund as follows:
    NOMINEES:  (01) Jessica M. Bibliowicz and
               (02) William H. Park


          FOR                  WITHHELD
          ALL      [ ]   [ ]   FROM ALL
        NOMINEES               NOMINEES

[ ]
   -------------------------------------
   (Instructions: To withhold authority to vote for any nominee, write those nominees' names above:)




                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [ ]

                              MARK HERE FOR COMMENT AND NOTE AT LEFT         [ ]


                    Please proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:               Date:           Signature:              Date:
          --------------      -------              -------------      -------

                                      PROXY

                   EATON VANCE INSURED MUNICIPAL BOND FUND II

                  Annual Meeting of Shareholders, July 25, 2003
               Proxy Solicited on Behalf of the Board of Trustees

                       HOLDERS OF AUCTION PREFERRED SHARES

     The undersigned holder of Auction Preferred Shares of Eaton Vance Insured Municipal Bond Fund II, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 25, 2003 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


SEE REVERSE                                                          SEE REVERSE
   SIDE            CONTINUED AND TO BE SIGNED ON REVERSE SIDE           SIDE

      Please mark
[X]   votes as in
      this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.  To elect two Trustees of the Fund as follows:
    NOMINEES:  (01) Jessica M. Bibliowicz and
               (02) William H. Park


          FOR                  WITHHELD
          ALL      [ ]   [ ]   FROM ALL
        NOMINEES               NOMINEES

[ ]
   -------------------------------------
   (Instructions: To withhold authority to vote for any nominee, write those nominees' names above:)




                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [ ]

                              MARK HERE FOR COMMENT AND NOTE AT LEFT         [ ]


                    Please proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:               Date:           Signature:              Date:
          --------------      -------              -------------      -------

                                      PROXY

               EATON VANCE INSURED CALIFORNIA MUNICIPAL BOND FUND

                  Annual Meeting of Shareholders, July 25, 2003
               Proxy Solicited on Behalf of the Board of Trustees

                       HOLDERS OF AUCTION PREFERRED SHARES

     The undersigned holder of Auction Preferred Shares of Eaton Vance Insured California Municipal Bond Fund, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 25, 2003 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


SEE REVERSE                                                          SEE REVERSE
   SIDE            CONTINUED AND TO BE SIGNED ON REVERSE SIDE           SIDE

      Please mark
[X]   votes as in
      this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.  To elect two Trustees of the Fund as follows:
    NOMINEES:  (01) Jessica M. Bibliowicz and
               (02) William H. Park


          FOR                  WITHHELD
          ALL      [ ]   [ ]   FROM ALL
        NOMINEES               NOMINEES

[ ]
   -------------------------------------
   (Instructions: To withhold authority to vote for any nominee, write those nominees' names above:)




                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [ ]

                              MARK HERE FOR COMMENT AND NOTE AT LEFT         [ ]


                    Please proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:               Date:           Signature:              Date:
          --------------      -------              -------------      -------

                                      PROXY

              EATON VANCE INSURED CALIFORNIA MUNICIPAL BOND FUND II

                  Annual Meeting of Shareholders, July 25, 2003
               Proxy Solicited on Behalf of the Board of Trustees

                       HOLDERS OF AUCTION PREFERRED SHARES

     The undersigned holder of Auction Preferred Shares of Eaton Vance Insured California Municipal Bond Fund II, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 25, 2003 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


SEE REVERSE                                                          SEE REVERSE
   SIDE            CONTINUED AND TO BE SIGNED ON REVERSE SIDE           SIDE

      Please mark
[X]   votes as in
      this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.  To elect two Trustees of the Fund as follows:
    NOMINEES:  (01) Jessica M. Bibliowicz and
               (02) William H. Park


          FOR                  WITHHELD
          ALL      [ ]   [ ]   FROM ALL
        NOMINEES               NOMINEES

[ ]
   -------------------------------------
   (Instructions: To withhold authority to vote for any nominee, write those nominees' names above:)




                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [ ]

                              MARK HERE FOR COMMENT AND NOTE AT LEFT         [ ]


                    Please proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:               Date:           Signature:              Date:
          --------------      -------              -------------      -------

                                      PROXY

                EATON VANCE INSURED NEW YORK MUNICIPAL BOND FUND

                  Annual Meeting of Shareholders, July 25, 2003
               Proxy Solicited on Behalf of the Board of Trustees

                       HOLDERS OF AUCTION PREFERRED SHARES

     The undersigned holder of Auction Preferred Shares of Eaton Vance Insured New York Municipal Bond Fund, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 25, 2003 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


SEE REVERSE                                                          SEE REVERSE
   SIDE            CONTINUED AND TO BE SIGNED ON REVERSE SIDE           SIDE

      Please mark
[X]   votes as in
      this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.  To elect two Trustees of the Fund as follows:
    NOMINEES:  (01) Jessica M. Bibliowicz and
               (02) William H. Park


          FOR                  WITHHELD
          ALL      [ ]   [ ]   FROM ALL
        NOMINEES               NOMINEES

[ ]
   -------------------------------------
   (Instructions: To withhold authority to vote for any nominee, write those nominees' names above:)




                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [ ]

                              MARK HERE FOR COMMENT AND NOTE AT LEFT         [ ]


                    Please proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:               Date:           Signature:              Date:
          --------------      -------              -------------      -------

                                      PROXY

               EATON VANCE INSURED NEW YORK MUNICIPAL BOND FUND II

                  Annual Meeting of Shareholders, July 25, 2003
               Proxy Solicited on Behalf of the Board of Trustees

                       HOLDERS OF AUCTION PREFERRED SHARES

     The undersigned holder of Auction Preferred Shares of Eaton Vance Insured New York Municipal Bond Fund II, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 25, 2003 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


SEE REVERSE                                                          SEE REVERSE
   SIDE            CONTINUED AND TO BE SIGNED ON REVERSE SIDE           SIDE

      Please mark
[X]   votes as in
      this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.  To elect two Trustees of the Fund as follows:
    NOMINEES:  (01) Jessica M. Bibliowicz and
               (02) William H. Park


          FOR                  WITHHELD
          ALL      [ ]   [ ]   FROM ALL
        NOMINEES               NOMINEES

[ ]
   -------------------------------------
   (Instructions: To withhold authority to vote for any nominee, write those nominees' names above:)




                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [ ]

                              MARK HERE FOR COMMENT AND NOTE AT LEFT         [ ]


                    Please proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:               Date:           Signature:              Date:
          --------------      -------              -------------      -------

                                      PROXY

                 EATON VANCE INSURED FLORIDA MUNICIPAL BOND FUND

                  Annual Meeting of Shareholders, July 25, 2003
               Proxy Solicited on Behalf of the Board of Trustees

                       HOLDERS OF AUCTION PREFERRED SHARES

     The undersigned holder of Auction Preferred Shares of Eaton Vance Insured Florida Municipal Bond Fund, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 25, 2003 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


SEE REVERSE                                                          SEE REVERSE
   SIDE            CONTINUED AND TO BE SIGNED ON REVERSE SIDE           SIDE

      Please mark
[X]   votes as in
      this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.  To elect two Trustees of the Fund as follows:
    NOMINEES:  (01) Jessica M. Bibliowicz and
               (02) William H. Park


          FOR                  WITHHELD
          ALL      [ ]   [ ]   FROM ALL
        NOMINEES               NOMINEES

[ ]
   -------------------------------------
   (Instructions: To withhold authority to vote for any nominee, write those nominees' names above:)




                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [ ]

                              MARK HERE FOR COMMENT AND NOTE AT LEFT         [ ]


                    Please proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:               Date:           Signature:              Date:
          --------------      -------              -------------      -------

                                      PROXY

              EATON VANCE INSURED MASSACHUSETTS MUNICIPAL BOND FUND

                  Annual Meeting of Shareholders, July 25, 2003
               Proxy Solicited on Behalf of the Board of Trustees

                       HOLDERS OF AUCTION PREFERRED SHARES

     The undersigned holder of Auction Preferred Shares of Eaton Vance Insured Massachusetts Municipal Bond Fund, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 25, 2003 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


SEE REVERSE                                                          SEE REVERSE
   SIDE            CONTINUED AND TO BE SIGNED ON REVERSE SIDE           SIDE

      Please mark
[X]   votes as in
      this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.  To elect two Trustees of the Fund as follows:
    NOMINEES:  (01) Jessica M. Bibliowicz and
               (02) William H. Park


          FOR                  WITHHELD
          ALL      [ ]   [ ]   FROM ALL
        NOMINEES               NOMINEES

[ ]
   -------------------------------------
   (Instructions: To withhold authority to vote for any nominee, write those nominees' names above:)




                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [ ]

                              MARK HERE FOR COMMENT AND NOTE AT LEFT         [ ]


                    Please proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:               Date:           Signature:              Date:
          --------------      -------              -------------      -------

                                      PROXY

                EATON VANCE INSURED MICHIGAN MUNICIPAL BOND FUND

                  Annual Meeting of Shareholders, July 25, 2003
               Proxy Solicited on Behalf of the Board of Trustees

                       HOLDERS OF AUCTION PREFERRED SHARES

     The undersigned holder of Auction Preferred Shares of Eaton Vance Insured Michigan Municipal Bond Fund, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 25, 2003 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


SEE REVERSE                                                          SEE REVERSE
   SIDE            CONTINUED AND TO BE SIGNED ON REVERSE SIDE           SIDE

      Please mark
[X]   votes as in
      this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.  To elect two Trustees of the Fund as follows:
    NOMINEES:  (01) Jessica M. Bibliowicz and
               (02) William H. Park


          FOR                  WITHHELD
          ALL      [ ]   [ ]   FROM ALL
        NOMINEES               NOMINEES

[ ]
   -------------------------------------
   (Instructions: To withhold authority to vote for any nominee, write those nominees' names above:)




                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [ ]

                              MARK HERE FOR COMMENT AND NOTE AT LEFT         [ ]


                    Please proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:               Date:           Signature:              Date:
          --------------      -------              -------------      -------

                                      PROXY

               EATON VANCE INSURED NEW JERSEY MUNICIPAL BOND FUND

                  Annual Meeting of Shareholders, July 25, 2003
               Proxy Solicited on Behalf of the Board of Trustees

                       HOLDERS OF AUCTION PREFERRED SHARES

     The undersigned holder of Auction Preferred Shares of Eaton Vance Insured New Jersey Municipal Bond Fund, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 25, 2003 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


SEE REVERSE                                                          SEE REVERSE
   SIDE            CONTINUED AND TO BE SIGNED ON REVERSE SIDE           SIDE

      Please mark
[X]   votes as in
      this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.  To elect two Trustees of the Fund as follows:
    NOMINEES:  (01) Jessica M. Bibliowicz and
               (02) William H. Park


          FOR                  WITHHELD
          ALL      [ ]   [ ]   FROM ALL
        NOMINEES               NOMINEES

[ ]
   -------------------------------------
   (Instructions: To withhold authority to vote for any nominee, write those nominees' names above:)




                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [ ]

                              MARK HERE FOR COMMENT AND NOTE AT LEFT         [ ]


                    Please proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:               Date:           Signature:              Date:
          --------------      -------              -------------      -------

                                      PROXY

                  EATON VANCE INSURED OHIO MUNICIPAL BOND FUND

                  Annual Meeting of Shareholders, July 25, 2003
               Proxy Solicited on Behalf of the Board of Trustees

                       HOLDERS OF AUCTION PREFERRED SHARES

     The undersigned holder of Auction Preferred Shares of Eaton Vance Insured Ohio Municipal Bond Fund, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 25, 2003 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


SEE REVERSE                                                          SEE REVERSE
   SIDE            CONTINUED AND TO BE SIGNED ON REVERSE SIDE           SIDE

      Please mark
[X]   votes as in
      this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.  To elect two Trustees of the Fund as follows:
    NOMINEES:  (01) Jessica M. Bibliowicz and
               (02) William H. Park


          FOR                  WITHHELD
          ALL      [ ]   [ ]   FROM ALL
        NOMINEES               NOMINEES

[ ]
   -------------------------------------
   (Instructions: To withhold authority to vote for any nominee, write those nominees' names above:)




                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [ ]

                              MARK HERE FOR COMMENT AND NOTE AT LEFT         [ ]


                    Please proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:               Date:           Signature:              Date:
          --------------      -------              -------------      -------

                                      PROXY

              EATON VANCE INSURED PENNSYLVANIA MUNICIPAL BOND FUND

                  Annual Meeting of Shareholders, July 25, 2003
               Proxy Solicited on Behalf of the Board of Trustees

                       HOLDERS OF AUCTION PREFERRED SHARES

     The undersigned holder of Auction Preferred Shares of Eaton Vance Insured Pennsylvania Municipal Bond Fund, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 25, 2003 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


SEE REVERSE                                                          SEE REVERSE
   SIDE            CONTINUED AND TO BE SIGNED ON REVERSE SIDE           SIDE

      Please mark
[X]   votes as in
      this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.  To elect two Trustees of the Fund as follows:
    NOMINEES:  (01) Jessica M. Bibliowicz and
               (02) William H. Park


          FOR                  WITHHELD
          ALL      [ ]   [ ]   FROM ALL
        NOMINEES               NOMINEES

[ ]
   -------------------------------------
   (Instructions: To withhold authority to vote for any nominee, write those nominees' names above:)




                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [ ]

                              MARK HERE FOR COMMENT AND NOTE AT LEFT         [ ]


                    Please proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:               Date:           Signature:              Date:
          --------------      -------              -------------      -------